                                                                    Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring Statement:         March 3, 2010

Issuer Name and Ticker or Trading Symbol:  TRW Automotive Holdings Corp. (TRW)

Designated Filer:                          Automotive Investors L.L.C.

Other Joint Filers:                        Blackstone Management Associates IV L.L.C., Blackstone
                                           Capital Partners IV-A L.P., Blackstone Capital Partners
                                           IV L.P., Blackstone Automotive Co-Invest Capital
                                           Partners L.P., Blackstone Family Investment Partnership
                                           IV-A L.P., Stephen A. Schwarzman

Addresses:                                 The principal business address of each of the Joint
                                           Filers above is c/o The Blackstone Group L.P.,
                                           345 Park Avenue, New York, New York 10154

Signatures:

                                           Automotive Investors L.L.C.

                                           By: /s/ Robert L. Friedman
                                               ----------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Management Associates IV L.L.C.

                                           By: /s/ Robert L. Friedman
                                               ----------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Capital Partners IV-A L.P.

                                           By: Blackstone Management Associates IV L.L.C., its
                                                 General Partner

                                           By: /s/ Robert L. Friedman
                                               ----------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Capital Partners IV L.P.

                                           By: Blackstone Management Associates IV L.L.C., its
                                               General Partner

                                           By: /s/ Robert L. Friedman
                                               ----------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Automotive Co-Invest Capital Partners L.P.

                                           By: Blackstone Management Associates IV L.L.C., its
                                                 General Partner

                                           By: /s/ Robert L. Friedman
                                               ----------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                           Blackstone Family Investment Partnership IV-A L.P.

                                           By: Blackstone Management Associates IV L.L.C., its
                                               General Partner

                                           By: /s/ Robert L. Friedman
                                               ----------------------------
                                               Name: Robert L. Friedman
                                               Title: Authorized Person

                                               /s/ Stephen A. Schwarzman
                                               ---------------------------
                                               Stephen A. Schwarzman